                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2001

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        1-2394                13-3768097
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)          Identification No.)

                 110 East 59th Street, New York, New York 10022
                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200

                                      N/A
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         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.

            On December 21, 2001, WHX Corporation issued a press release, which is set forth as Exhibit 99.1 to this Current Report and is incorporated by reference herein, announcing that WHX Corporation permitted its "Modified Dutch
Auction" tender offer and consent solicitation with respect to $123,000,000 principal amount of its outstanding 10 1/2 % Senior Notes due 2005 to expire at
5:00 p.m. New York City time, on Thursday, December 20, 2001, in accordance with its terms and did not extend it.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               Exhibit No.  Exhibits

                 99.1       Press Release of WHX Corporation dated
                            December 21, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHX CORPORATION

Dated: December 21, 2001                By:  /s/ Robert K. Hynes
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                                             Name:  Robert K. Hynes
                                             Title: Vice President - Finance